                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-12

                              nutrisystem.com inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ...............................................................
     2)   Aggregate number of securities to which transaction applies:

          ...............................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ...............................................................
     4)   Proposed maximum aggregate value of transaction:

          ...............................................................
     5)   Total fee paid:

          ...............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ..............................
     2)   Form, Schedule or Registration Statement No.:

          ..............................
     3)   Filing Party:

          ..............................
     4)   Date Filed:

          ..............................

                    [NUTRISYSTEM.COM INC. LOGO]

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD JUNE 12, 2000


To the Stockholders of
nutrisystem.com inc.:

     The Annual Meeting of Stockholders of nutrisystem.com inc. (the "Company") will be held at 11:00 a.m., local time, on Monday, June 12, 2000, at the offices of the Company located at 202 Welsh Road, Horsham, Pennsylvania 19044, for the following purposes:

     1. To elect five directors of the Company to hold office until the Company's 2001 Annual Meeting of Stockholders and until their successors are duly elected;

     2. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for its 2000 fiscal year;

     3. To consider and vote upon a proposal to adopt the Company's 2000 Equity Incentive Plan;

     4. To consider and vote upon a proposal to adopt the Company's 2000 Equity Incentive Plan for Outside Directors and Consultants;

     5. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 55,000,000 shares to 100,000,000 shares; and

     6. To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement or continuation thereof.

     The Board of Directors has fixed the close of business on May 26, 2000 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. A copy of the Company's Annual Report for the year ended December 31, 1999 is being mailed to stockholders together with this Notice.

     If you do not expect to attend the Annual Meeting in person, please complete, sign, date and return the enclosed form of proxy in the envelope provided.

                                By Order of the Board of Directors,


                                Brian D. Haveson,
                                President and Chief Executive Officer

May 30, 2000

                             NUTRISYSTEM.COM INC.

                                PROXY STATEMENT


     This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to stockholders on or about May 30, 2000, are furnished in connection with the solicitation by the Board of Directors of nutrisystem.com inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 11:00 a.m., local time, on Monday, June 12, 2000 and at any adjournment, postponement or continuation thereof, at the Company's principal executive offices at 202 Welsh Road, Horsham, Pennsylvania 19044.

     Shares represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specifications made thereon by the stockholders. Any proxy not specifying to the contrary will be voted in favor of the adoption of the proposals referred to in the Notice of Annual Meeting and for the election of the nominees for director named below. A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the Annual Meeting and voting in person.

     The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. Such solicitation will be made by mail and may also be made on behalf of the Company in person or by telephone or telegram by the Company's regular officers and employees, none of whom will receive special compensation for such services. The Company, upon request therefor, will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

     Only holders of Common Stock of record at the close of business on May 26, 2000 will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on May 26, 2000, the Company had outstanding 27,794,737 shares of Common Stock, each of which is entitled to one vote. Cumulative voting rights do not exist with respect to the election of directors. The presence at the Annual Meeting in person or by proxy of a majority of the outstanding shares of Common Stock will constitute a quorum.

     As of May 26, 2000, Brian D. Haveson and HPF Holdings, Inc., who are included in the table herein under "Beneficial Ownership of Common Stock" beneficially owned in the aggregate 15,684,500 shares, or approximately 56.4%, of the Company's outstanding Common Stock. Such stockholders have advised the Company that they will vote their shares for the election of Brian D. Haveson,

Michael E. Heisley, Frederick C. Tecce, Donald R. Caldwell and Dehan J. Bozzano as directors, for the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for its 2000 fiscal year, for the adoption of the Company's 2000 Equity Incentive Plan (the "2000 Employee Plan"), for the adoption of the Company's 2000 Equity Incentive Plan for Outside Directors and Consultants (the "2000 Director Plan") and for the approval of the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 55,000,000 shares to 100,000,000 shares (the "Amendment"). Accordingly, Mr. Haveson, Mr. Heisley, Mr. Tecce, Mr. Caldwell and Mr. Bozzano will be elected as directors, the appointment of Arthur Andersen LLP as independent public accountants for the Company for its 2000 fiscal year will be ratified, the 2000 Employee Plan and the 2000 Director Plan will be adopted and the Amendment will be approved regardless of the votes of the Company's stockholders other than HPF Holdings, Inc. and Brian D. Haveson.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth as of May 26, 2000 the amount and percentage of the Company's outstanding Common Stock beneficially owned by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and nominee for director, (iii) each executive officer and (iv) all directors, nominees for director and executive officers of the Company as a group.

                                                  Shares       Percent of
Name and Address                               Beneficially   Outstanding
of Beneficial Owner                              Owned(1)     Common Stock
---------------------------------------------------------------------------

5% Holders:

HPF Holdings, Inc. (2) .....................    8,200,000           29.5%
Michael E. Heisley
2075 Foxfield Road
St. Charles, IL 60174

Brian D. Haveson (3) .......................    7,484,500           26.9
202 Welsh Road
Horsham, PA 19044


Directors and Nominees for Directors (4):

Frederick C. Tecce (5) .....................      870,000            3.1

Donald R. Caldwell (6) .....................      600,000            2.2

Dean J. Bozzano ............................         --               *


Executive Officers (7):

Deborah A. Gallen (8) ......................      185,000             *

James D. Brown (9) .........................       20,000             *

Brendon Perero (10) ........................         --               *

Karyn B. Pless (11) ........................         --               *

Joseph J. DiBartolomeo, Ph.D. (12) .........         --               *

Petter M. Etholm (13) ......................         --               *

All directors, nominees for directors
 and executive officers as a group             ----------      ----------
 (11 persons) (14) .........................   17,359,500           62.5%
                                               ==========      ==========

*    less than 1%.

(1) Information supplied by officers, directors and principal stockholders or based upon filings, if any, with the Securities and Exchange Commission (the "Commission") by each person. Under the rules of the Commission, a person is deemed to be the beneficial owner of securities if such person has or shares "voting power," which includes the power to vote, or to direct the voting of, such securities, or "investment power," which includes the power to dispose, or to direct the disposition, of such securities. Under these rules, more than one person may be deemed the beneficial owner of the same securities. The information set forth in the above table includes all shares of Common Stock of the Company over which the above-named persons individually or together share voting power or investment power.

(2) According to a Schedule 13D dated February 27, 2000 filed with the Commission by Michael E. Heisley and HPF Holdings, Inc., Mr. Heisley is the sole stockholder and President of HPF Holdings, Inc. and therefore both Mr. Heisley and HPF Holdings, Inc. are deemed to own such shares beneficially.

(3) Includes a total of 28,000 shares held by members of Mr. Haveson's immediate family, as to which shares Mr. Haveson disclaims beneficial ownership.

(4)  Excludes directors and nominees for directors listed under "5% Holders."

(5) Includes a total of 20,000 shares held by members of Mr. Tecce's immediate family, as to which shares Mr. Tecce disclaims beneficial ownership.

(6) Includes 500,000 shares held by CRX Investments I, L.P., a limited partnership of which Mr. Caldwell is a limited partner and Cross Atlantic Capital Partners, Inc. is the general partner. Mr. Caldwell is the Chief Executive Officer and a principal stockholder of Cross Atlantic Capital Partners, Inc. and therefore may be deemed to own such shares beneficially.

(7)  Excludes executive officers listed under "5% Holders."

(8) Includes a total of 20,000 shares held by members of Ms. Gallen's immediate family, as to which shares Ms. Gallen disclaims beneficial ownership.

(9) Excludes an option granted to Mr. Brown in November 1999 to purchase 200,000 shares of Common Stock at a price of $1.75 per share and an option granted to Mr. Brown in March 2000 to purchase 70,000 shares of Common Stock at a price of $5.00 per share. Neither of such options is exercisable within 60 days after the date of this Proxy Statement. See "Executive Compensation -- Option Grants in Last Fiscal Year."

(10) Excludes an option granted to Mr. Perero in October 1999 to purchase 200,000 shares of Common Stock at a price of $1.00 per share. Such option is not exercisable within 60 days after the date of this Proxy Statement. See "Executive Compensation -- Option Grants in Last Fiscal Year."

(11) Excludes an option granted to Ms. Pless in February 2000 to purchase 200,000 shares of Common Stock at a price of $5.00 per share. Such option is not exercisable within 60 days after the date of this Proxy Statement.

(12) Excludes an option granted to Dr. DiBartolomeo in January 2000 to purchase 5,000 shares of Common Stock at a price of $2.50 per share. Such option is not exercisable within 60 days after the date of this Proxy Statement.

(13) Excludes an option granted to Mr. Etholm in May 2000, subject to adoption of the 2000 Employee Plan by the Company's stockholders, to purchase 200,000 shares of Common Stock at a price of $6.00 per share. Such option is not exercisable within 60 days after the date of this Proxy Statement.

(14) Includes a total of 68,000 shares held by members of the immediate families of such persons, as to which shares such persons disclaim beneficial ownership. Excludes options to purchase 875,000 shares of Common Stock, none of which is exercisable within 60 days after the date of this Proxy Statement.

                        ELECTION OF DIRECTORS

     The Company's By-laws provide that the number of members of the Company's Board of Directors shall be as fixed by the Board of Directors from time to time. The number of members of the Board of Directors is currently fixed at five.

     Five directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxies solicited by the Board of Directors will be voted for the election of the nominees named below, all of whom are currently directors of the Company. If a nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the directors then in office and each director elected to fill a vacancy will serve for the unexpired term of his predecessor and until his successor is duly elected. The five nominees for director receiving the largest number of the votes cast at the Annual Meeting will be elected as directors. Shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owner or person otherwise entitled to vote and as to which the broker or nominee does not have discretionary voting power, i.e., broker non-votes, will be treated as not present and not entitled to vote for nominees for election as directors. Votes withheld and broker non- votes will have no effect on the election of directors because they will not represent votes cast at the Annual Meeting for the purpose of electing directors.

     The names of the nominees for director, together with certain information regarding them, are set forth below.

                                          Director
              Name               Age       Since
        ------------------       ---      --------
        Brian D. Haveson          36       1999
        Michael E. Heisley        63       1999
        Frederick C. Tecce        64       1999
        Donald R. Caldwell        54       2000
        Dean J. Bozzano           40       2000

     Brian D. Haveson has served as President, Chief Executive Officer and as a member of the Board of Directors of the Company since its formation in August 1999. Mr. Haveson was President of Nutri/System L.P. (the "Partnership"), a predecessor of the Company, from 1997 until 1999 and was Chief Financial Officer of the Partnership from 1993 until 1997. For five years prior thereto, Mr. Haveson was a Manager in the Corporate Recovery Services Practice of Arthur Andersen LLP. His work encompassed numerous industries, including retail, manufacturing, trucking, printing, financial services and health care, assisting with turnarounds and restructurings for over 20 companies.

     Michael E. Heisley has been a director of the Company since its formation in August 1999. Mr. Heisley is principally engaged as President and Chief Executive Officer of Heico Acquisitions. Mr. Heisley is also Chairman and Chief Executive Officer of The Heico Companies LLC, and Chairman of the Boards of Pettibone LLC, Davis Wire Corporation and Tom's Foods, Inc., and is Vice Chairman of Robertson-Ceco Corporation. Since 1979, Mr. Heisley has acquired or started over 30 operating companies and has substantial or complete ownership interest in a group of businesses with over $1 billion in annual revenues. From 1973 until 1978, Mr. Heisley was President of SI Handling Systems, Inc. and from 1971 to 1973 he was Vice President of Sperry Univac (now Unisys) where he was responsible for integrating the RCA Computer Division into Univac. From 1960 until 1971, Mr. Heisley held a series of management positions with RCA.

     Frederick C. Tecce has been a director of the Company since its formation in August 1999. Mr. Tecce is of counsel to the law firm of Klett Lieber Rooney & Schorling. Prior to joining Klett Lieber in 1996, he had been of counsel to the law firm of Pepper Hamilton LLP since 1993.

     Donald R. Caldwell has been a director of the Company since March 2000. Mr. Caldwell has been Chairman and Chief Executive Officer of Cross Atlantic Capital Partners, Inc., a venture capital management firm, since 1999. From 1996 to 1999, Mr. Caldwell was President and Chief Operating Officer of Safeguard Scientifics, Inc., an Internet holding company, and from 1993 to 1996 he was Executive Vice President of Safeguard Scientifics, Inc.

     Dean J. Bozzano has been a director of the Company since May 2000. Since May 1999, Mr. Bozzano has been a Principal of Magnum Capital, LLC, a venture capital firm based in Phoenix, Arizona. From January 1996 to January 2000, Mr. Bozzano also served as Chief Operating Officer of Sterling Capital, Ltd., an investor in various early and middle stage operating companies. From March 1990 to December 1995, Mr. Bozzano was a partner with Arthur Andersen LLP, where he was primarily responsible for starting Arthur Andersen LLP's International Corporate Recovery Services practice.

     The Board of Directors met on four occasions in 1999. None of the directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of all committees of the Board of Directors on which such director served during 1999. There are no family relationships between any of the Company's directors or executive officers.

     The Board of Directors does not have a standing Compensation Committee or a standing Nominating Committee.

     The Board of Directors has an Audit Committee that consists of Messrs. Tecce, Caldwell and Bozzano. The Audit Committee is responsible for establishing and reviewing the Company's internal controls and operating procedures to ensure compliance by the Company with all applicable laws, regulations, generally accepted accounting standards and customary operating procedures and practices. The Audit Committee did not meet in 1999.


                               EXECUTIVE OFFICERS

     The names of the Company's current executive officers, other than Mr. Haveson, together with certain information regarding them, are set forth below.

     James D. Brown, 42, has been the Chief Financial Officer of the Company since December 1999 and Treasurer of the Company since February 2000. Prior to joining the Company, Mr. Brown was Chief Financial Officer of ImageMax, Inc., a document management company, from 1997 to 1999, and Chief Financial Officer of LMR Holdings, a holding company for textile component manufacturers, from 1996 to 1997. During 1995, Mr. Brown was President of Main Line Management, a management consulting firm, and from 1990 to 1994 he was Chief Financial Officer of Liberty Broadcasting Group, a consolidator of radio broadcasting properties and Controller of Lancer Industries, Inc., a diversified manufacturer.

     Brendon Perero, 23, has been the Chief Information Officer of the Company since August 1999. From 1997 to 1999, Mr. Perero was Vice President and Senior Programmer/Developer of INetU, Inc., a firm engaged in Internet hosting and consulting. From 1997 to 1998, Mr. Perero was also a member of the Design Council for IBM Net.Commerce and collaborated with IBM for third party development of e- commerce software.

     Deborah A. Gallen, 41, has served as the Vice President of E-Commerce of the Company since September 1999. She was Vice President of Operations for NutriSystem Direct, L.L.C. ("NSDirect"), a predecessor of the Company, from 1995 until 1999 and was Director of Health Care Services for the Partnership from 1994 to 1995. Previously, Ms. Gallen was Director of Outpatient Care for Mercy Health System in Philadelphia, Pennsylvania.

     Karyn B. Pless, 35, has been the Vice President of Marketing/Advertising of the Company since February 2000. From November 1997 until joining the Company, Ms. Pless was with Zany Brainy, Inc. and ZanyBrainy.com LLC, a specialty toy retailer, first as Director of Marketing and then as Vice President of Marketing. From 1993 until 1997, Ms. Pless was with The Electronics Boutique, Inc. and EBWorld.com, Inc., a specialty retailer of computer software and video games, first as a Manager of Marketing and then as Director of Marketing.

     Joseph J. DiBartolomeo, Ph.D., 48, has been employed by the Company since January 2000 and has been Vice President of Scientific Affairs of the Company since May 2000. Dr. DiBartolomeo was Vice President of Product Development for Nutrx Natural Therapies Inc., a developer and marketer of nutraceuticals, from 1998 to 1999. From 1997 to 1998, Dr. DiBartolomeo was Special Assistant to the President of the Temple University Health System, Philadelphia, Pennsylvania. From 1981 to 1996, Dr. DiBartolomeo was with the Partnership where he initially served as Director of Nutrition and later as Vice President of Scientific Affairs.

     Petter M. Etholm, 45, has been employed by the Company since March 2000 and has been the Company's Vice President of International Affairs since May 2000. Since 1997, he has been President of Norwegian Wood, Inc., an importer of nationally distributed specialty flooring products. Since 1997, Mr. Etholm has also been President of Stolm, Inc., NSI Syracuse, Inc. and NSI Rochester, Inc., which operate NutriSystem- franchised weight loss centers in New England and New York. From 1996 to 1997, Mr. Etholm was Executive Vice President of the Partnership where he was responsible for all corporate and franchise center operations. From 1989 through 1997, Mr. Etholm was President of Boston Weight Loss Centers, a joint venture that operated franchised NutriSystem weight loss centers in the Boston market. Mr. Etholm was also Director of International Development for the Company's predecessor from 1986 until 1989, during which time he was responsible for developing its operations outside North America.

     See also "Certain Related Party Transactions" for information regarding certain transactions between the Company and certain of its executive officers and directors.


                             EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation paid or accrued by the Company during its 1999 fiscal year (from the Company's formation in August 1999) to the Company's Chief Executive Officer. No other executive officer of the Company received more than $100,000 in total salary and bonus during the Company's 1999 fiscal year.

     During 2000, the following executive officers who were employed by the Company during 1999, in addition to Mr. Haveson, are expected to earn compensation in excess of $100,000:

 .    James D. Brown, Chief Financial Officer and Treasurer of the Company,
     commenced employment in December 1999 and is receiving a salary at the annual rate of $130,000.

 .    Brendon Perero, Chief Information Officer of the Company, commenced employment in August 1999 and is receiving a salary at the annual rate of $120,000.

 .    Deborah A. Gallen, the Company's Vice President of E-Commerce, commenced employment in August 1999 and is receiving a salary at the annual rate of $105,000.


                           Summary Compensation Table
                           --------------------------

                                                             Long-Term
                                                           Compensation
                                                           -------------
                               Annual Compensation             Awards
                               -------------------             ------
                                                            Securities
   Name and                  Fiscal                         Underlying        All Other
Principal Position           Year    Salary($)    Bonus($)   Options(#)   Compensation($)
------------------           ------  ---------    --------   ----------   ---------------
Brian D. Haveson . . .       1999(1)  $67,308       ---          ---       $8,200,000(2)
President and Chief
 Executive Officer

-------------


(1) Mr. Haveson commenced employment in August 1999 and receives a salary at the annual rate of $250,000.

(2) In addition to his cash compensation, in 1999 Mr. Haveson received 8,200,000 shares of the Company's Common Stock, valued at $1.00 per share, in consideration for his transfer to the Company of his 7.5% interest in NSDirect, now a wholly owned subsidiary of the Company. This issuance of shares to Mr. Haveson was treated as a compensation expense for accounting purposes only.


Compensation Committee Interlocks and Insider Participation

     Because the Company did not have a Compensation Committee during its 1999 fiscal year, and presently has no Compensation Committee, all executive compensation decisions have been made by the full Board of Directors. During the 1999 fiscal year, Brian D. Haveson, the Company's President and Chief Executive Officer, and James D.

Brown, the Company's Treasurer and Chief Financial Officer, participated in deliberations of the Board of Directors concerning executive officer compensation. None of the Company's executive officers or directors presently serve, or in the past served, on the compensation committee or board of directors of any other company whose directors or executive officers served on the Company's Board of Directors.

     In September 1999, in connection with the formation of the Company, the Company acquired a 100% interest in NSDirect from its then members. Such members included (i) HPF Holdings, Inc., a Delaware corporation of which Michael E. Heisley, a director and a greater than 5% beneficial stockholder of the Company, is a principal stockholder, (ii) Brian D. Haveson, the President and Chief Executive Officer and a director and a greater than 5% beneficial stockholder of the Company and (iii) Frederick C. Tecce, a director of the Company. In exchange for their respective interests in NSDirect, HPF Holdings, Inc. received 8,200,000 shares of Common Stock valued at $1.00 per share and $400,000 in cash, Mr. Haveson received 8,200,000 shares of Common Stock valued at $1.00 per share and Mr. Tecce received 500,000 shares of Common Stock valued at $1.00 per share. The Company also acquired the assets of the Partnership in consideration for the payment of $3,000,000 in cash. NSI Management, Inc. and NSI Acquisition, Inc., corporations of which Mr. Heisley was a principal stockholder, were the general partners of the Partnership, and Mr. Haveson was the President of the Partnership at the time of this transaction. From time to time, the Company purchases food from Tom's Foods, Inc., a vendor that is an affiliate of Mr. Heisley, and vitamins and supplements from HPF, L.L.C., a vendor that is an affiliate of Mr. Heisley and Mr. Haveson. During the Company's 1999 fiscal year, the aggregate amount of food purchases was approximately $113,000 and the aggregate amount of vitamin and supplement purchases was approximately $17,000. Such transactions were effected on terms no less favorable to the Company than those made available to independent third parties.

Option Grants in Last Fiscal Year

     The following table sets forth information as to options granted during 1999 to the executive officers of the Company:


                                                           Individual Grants
                   -----------------------------------------------------------------------------------------------
                      Number of
                     Securities
                      Underlying      % of Total Options
                        Options       Granted to Employees        Exercise      Expiration     Grant Date Present
Name                Granted (#) (1)      in Fiscal Year          Price ($/Sh)      Date          Value ($) (2)
----                ---------------   --------------------      --------------  -----------    -------------------
Brian D. Haveson ..      --                    0.0%                   --             --                 --

James D. Brown ....   200,000                 40.4              $   1.75         11/30/09           $218,682

Brendon Perero ....   200,000                 40.4                  1.00         10/07/09             90,675

Deborah A. Gallen .      --                    0.0                    --             --                 --


------------------
(1) Each option is exercisable in three equal cumulative installments on the first, second and third anniversaries of the date of grant, assuming that the option holder remains an employee of the Company.

(2) The Black-Scholes model, a widely used and accepted formula for valuing traded stock options, was used to determine the grant date present value of the stock options. The Black-Scholes value used in this table is the same value used to report the expense associated with stock options in the Company's audited financial statements in accordance with FAS 123. The following assumptions were used to calculate the Black-Scholes value: no dividend yield; stock price volatility of 0.1%; risk-free interest rate of 6.04% and expected life of ten years. These are not projections, and therefore there is no guarantee that the Company's assumptions will be the actual stock price volatility or the risk-free interest rate over the next ten years. There will be no gain to the named executives, however, if the per share market price of the Company's Common Stock does not increase or declines.

     The following table sets forth information with respect to options held at December 31, 1999 by the executive officers of the Company who held their offices during 1999:


                 Aggregated Option Exercises in Last Fiscal Year
                      and Fiscal Year-End Option Values(1)
                 -----------------------------------------------

                                                 Number of Securities                     Value of Unexercised
                                                 Underlying Unexercised                   In-the-Money Options
                                               Options at Fiscal Year End               at Fiscal Year End ($) (2)
                                           ---------------------------------       ---------------------------------
Name                                       Exercisable         Unexercisable       Exercisable         Unexercisable
----                                       -----------         -------------       -----------         -------------
Brian D. Haveson ................             --                     --                 --                     --

James D. Brown ..................             --                  200,000               --               $2,800,000

Brendon Perero ..................             --                  200,000               --                2,950,000

Deborah A. Gallen ...............             --                     --                 --                     --


-------------------

(1)  No options were exercised by the named executive officers during 1999.

(2) Represents the difference between the aggregate exercise price and the aggregate market value of the Company's Common Stock as of December 31, 1999, as reported by National Quotation Bureau, LLC.


     The Company does not pay its directors cash compensation. However, they are reimbursed for expenses they incur in attending meetings. Following the adoption of the 2000 Director Plan by the Company's stockholders, the Company intends to issue to each non-employee director annually an option to purchase an as yet undetermined number of shares of Common Stock at the market price prevailing at the date of grant.


                       CERTAIN RELATED PARTY TRANSACTIONS

Formation of the Company
------------------------

     In September 1999, the Company merged with Ansama Corp. ("Ansama") and assumed the rights and obligations of Ansama to complete the following transactions as part of the formation of the Company:

     . The Company acquired a 100% interest in NSDirect from its then members. Such members included: (i) HPF Holdings, Inc., a Delaware corporation of which Michael

E. Heisley, a director and a greater than 5% beneficial stockholder of the Company, is a principal stockholder, which received 8,200,000 shares of Common Stock valued at $1.00 per share and $400,000 in cash; (ii) Brian D. Haveson, the President and Chief Executive Officer and a director and a greater than 5% beneficial stockholder of the Company, who received 8,200,000 shares of Common Stock valued at $1.00 per share; (iii) Deborah A. Gallen, Vice President of E-Commerce of the Company, who received 200,000 shares of Common Stock valued at $1.00 per share and (iv) Frederick C. Tecce, a director of the Company, received 500,000 shares of Common Stock valued at $1.00 per share.

     . The Company acquired the assets of the Partnership in consideration for the payment of $3,000,000 in cash. The principal assets purchased were copyrights, tradenames and other intellectual property and goodwill relating to the business, including the name "NutriSystem." The assets purchased excluded all rights, claims, causes of action, judgments, awards, settlements and other benefits related to or arising from the purchase, sale, prescription or other dealings with fenfluramine, phentermine or Redux or any combination thereof. The Partnership also agreed for three years to refrain from competing in the weight loss business. NSI Management, Inc. and NSI Acquisition, Inc., corporations of which Mr. Heisley is a principal stockholder, were the general partners of the Partnership, and Mr. Haveson was the President of the Partnership at the time of this transaction.

Purchases from Food and Vitamin Vendors
---------------------------------------

     From time to time, the Company purchases food from Tom's Foods, Inc., a vendor that is an affiliate of Mr. Heisley, and vitamins and supplements from HPF, L.L.C., a vendor that is an affiliate of Mr. Heisley and Mr. Haveson. During the Company's 1999 fiscal year, the aggregate amount of food purchases was approximately $113,000 and the aggregate amount of vitamin and supplement purchases was approximately $17,000. Such transactions were effected on terms no less favorable to the Company than those made available to independent third parties.


     RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP served as the Company's independent accountants for the fiscal year ended December 31, 1999. The Board of Directors has reappointed Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 2000 subject to ratification thereof by the stockholders. Absent instructions to the contrary, it is intended that votes will be cast pursuant to the proxies for the ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for its 2000 fiscal year. The Company has been advised by Arthur Andersen LLP that none of its members or associates has any direct financial interest or material indirect financial interest in the Company or its subsidiaries. The ratification of the appointment of Arthur Andersen LLP will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting. An abstention will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. Shares held by a broker or nominee that does not have the discretion to vote in the absence of specific instructions from the beneficial owner, or "broker non-votes," will not be counted in determining the number of votes necessary for approval.

     A representative of Arthur Andersen LLP will attend the Annual Meeting. This representative will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to any appropriate questions presented by the stockholders at the Annual Meeting.


       PROPOSAL TO ADOPT THE COMPANY'S 2000 EQUITY INCENTIVE PLAN

     On May 12, 2000, the Board of Directors approved the Company's 2000 Employee Plan, subject to the adoption thereof by the Company's stockholders at the Annual Meeting. The Board of Directors reserved 4,000,000 shares of Common Stock for issuance under the 2000 Employee Plan. The purpose of the 2000 Employee Plan is to provide key employees and officers of the Company or its subsidiaries with the opportunity to receive grants of stock options and awards of stock bonuses and stock appreciation rights ("SARs"). The Board of Directors believes that it is in the Company's best interest to adopt the 2000 Employee Plan. The 2000 Employee Plan is intended to encourage employees to contribute materially to the growth of the Company, thereby benefiting its stockholders and better aligning the interests of the employees with stockholders.

Summary of the 2000 Employee Plan
---------------------------------

     At the Annual Meeting, a proposal to adopt the 2000 Employee Plan will be presented to the Company's stockholders. The 2000 Employee Plan will be effective immediately if adopted. The 2000 Employee Plan will be administered by the Compensation Committee or, in the absence of such a committee, by the Board of Directors. The Compensation Committee or the Board will have the sole authority to determine the individuals that receive grants, the type, size and terms of grants, the timing of grants and the period when grants will be exercisable or when restrictions will lapse, amend the terms of previously issued grants, and make all other determinations with respect to the administration of the 2000 Employee Plan.

     The number of shares reserved for issuance under the 2000 Employee Plan is 4,000,000 shares of Common Stock. All shares subject to grants that expire or are cancelled, surrendered or terminated for any reason other than exercise will be available for further grants under the 2000 Employee Plan. The Compensation Committee or the Board may adjust the number of shares covered by outstanding grants and the price per share of outstanding grants if there is any change in the number or class of shares because of a stock dividend, stock split, merger, reclassification or other similar change in the Company's stock. All of the Company's employees and employees of its subsidiaries will be eligible to participate in the 2000 Employee Plan, including employees who are officers of the Company, subject to the terms of the 2000 Employee Plan and Internal Revenue Service regulations. The Company's non-employee directors will not be eligible to participate in the 2000 Employee Plan.

     The Board of Directors may amend or terminate the 2000 Employee Plan at any time. However, the Board of Directors may not make any amendment without stockholder approval if such approval is required under any applicable laws or stock exchange or Nasdaq requirements, nor may any amendment affect the rights of holders of options or SARs theretofore outstanding. The 2000 Employee Plan will terminate when all stock options and SARs granted under the 2000 Employee Plan have either been exercised or terminated; provided that no stock option or SAR may be granted more than ten years after the date on which the 2000 Employee Plan is adopted by the stockholders. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger or the Company with or into another corporation, the Compensation Committee or the Board may take any actions that it deems desirable, including: (i) requiring that all outstanding options and SARs be assumed by or replaced with comparable options or SARs of the surviving company, (ii) providing that all outstanding options and SARs are fully exercisable or (iii) terminating all outstanding options and SARs that are not exercised within a certain period. Upon the liquidation or dissolution of the Company, all outstanding options and SARs will terminate, unless otherwise provided by the Compensation Committee or the Board.

     The 2000 Employee Plan permits grants of incentive stock options, nonqualified stock options, stock bonus awards and SARs.

     Options
     -------

     The exercise price underlying each option will be determined by the Compensation Committee or the Board. The exercise price for nonqualified stock options may be not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The exercise price for incentive stock options must be at least equal to the fair market value of the Company's Common Stock on the date of grant; and an incentive stock option granted to a 10% or greater stockholder of the Company must have an exercise price of not less than 110% of the fair market of the Company's Common Stock on the date of grant. Plan participants may pay the exercise price of an option in cash or by delivering to the Company shares of Common Stock owned by the optionee. An optionee may also pay the exercise price of an option through "net" exercise, pursuant to which the number of shares received by the optionee will be reduced by a number of shares that, when valued at fair market value, will be sufficient to pay the exercise price. With the approval of the Compensation Committee or the Board, an optionee may pay the purchase price of an option through an agreement with the Company's transfer agent or a brokerage firm whereby the optionee will exercise the option and sell the shares acquired thereby through the Company's transfer agent or the brokerage firm, and the Company's transfer agent or the brokerage firm executing the sale will remit to the Company the exercise price of the shares as to which the option has been exercised.

     Options will become exercisable according to the terms and conditions determined by the Compensation Committee or the Board and specified in the grant instrument. The Compensation Committee or the Board may accelerate the exercisability of any or all outstanding options at any time for any reason. The Compensation Committee or the Board will determine the term of each option, up to a maximum ten-year term. The term of an incentive stock option granted to an employee who owns more than 10% of the Company's stock may not exceed five years from the date of grant. Options may be exercised while the grantee is an employee of the Company or within a specified period of time after termination of employment. Options granted under the 2000 Employee Plan may not be transferred except upon the grantee's death or as otherwise approved by the Compensation Committee or the Board.

     Stock Bonus Awards
     ------------------

     The Compensation Committee or the Board may issue shares of Common Stock to employees under the 2000 Employee Plan. Such shares may be issued subject to any restrictions as may be determined by the Compensation Committee or the Board, including restrictions on transfer and forfeiture of shares by a grantee. Unless the Compensation Committee or the Board determines otherwise, during the restriction period, grantees will have the right to vote shares of stock awarded and to receive dividends or other distributions paid on such shares.

     Stock Appreciation Rights
     -------------------------

     The Compensation Committee or the Board may grant SARs under the 2000 Employee Plan subject to such rules, terms and conditions as the Compensation Committee or the Board may prescribe. Each SAR will entitle the holder, upon exercise, to receive from the Company an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of an SAR granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option, or portion thereof, that is surrendered. The Company may pay amounts due upon the exercise of an SAR in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Compensation Committee or the Board. The Compensation Committee or the Board may withdraw any SAR granted at any time and may adopt rules from time to time that affect the rights of holders of SARs. Such rules may govern both future grants of SARs and SARs that were granted prior to the adoption of such rules.

     Federal Income Tax Consequences
     -------------------------------

     The current federal income tax consequences of grants under the 2000 Employee Plan are generally described below. This description of tax consequences is not a complete description and is based on the Internal Revenue Code as presently in effect, which is subject to change, and does not purport to be a complete description of the federal income tax aspects of options, stock bonus awards and SARs under the 2000 Employee Plan.

     Nonqualified Stock Options. An optionee will not be subject to federal income tax upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the then fair market value of the shares acquired over the exercise price. The Company will generally be able to take a deduction with respect to this amount as a compensation expense for federal income tax purposes. The optionee's tax basis in the shares acquired will equal the exercise price plus the amount taxable as compensation to the optionee. Upon a sale of the shares acquired upon exercise, any gain or loss is generally long-term or short- term capital gain or loss, depending on how long the shares are held. The required holding period for long-term capital gain is presently one year. The optionee's holding period for shares acquired upon exercise will begin on the date of exercise.

     Incentive Stock Options. An optionee who receives incentive stock options generally incurs no federal income tax liability at the time of grant or upon exercise of the options. However, the spread will be an item of tax preference, which may give rise to alternative minimum tax liability at the time of exercise. If the optionee does not dispose of the shares before the date that is two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowable to the Company for federal income tax purposes in connection with the option. If, within two years of the date of grant or within one year from the date of exercise, the holder of shares acquired upon exercise of an incentive stock option disposes of the shares, the optionee will generally realize ordinary income at the time of the disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of exercise or the amount realized on the disposition. The amount realized upon such a disposition will generally be deductible by the Company for federal income tax purposes.

     Stock Bonus Awards. If a grantee receives an award of unrestricted stock, the grantee will recognize income upon the grant of the stock award. If a grantee receives a restricted stock award, the grantee normally will not recognize taxable income upon receipt of the stock award until the stock is transferable by the grantee or no longer subject to a substantial risk of forfeiture, whichever occurs earlier. When the stock is either transferable or no longer subject to a substantial risk of forfeiture, the grantee will recognize income in an amount equal to the fair market value of the shares (less any amount paid for such shares) at that time. A grantee may, however, elect to recognize ordinary income in the year the stock award is granted in an amount equal to the fair market value of the shares (less any amount paid for the shares) at that time, determined without regard to the restrictions. The Company will generally be entitled to a corresponding deduction at the same time, and in the same amount, as the grantee recognizes income with respect to a stock award. Any gain or loss recognized by the grantee upon subsequent disposition of the shares will be capital gain or loss.

     SARs. A recipient of a SAR will not be subject to federal income tax upon the grant of the SAR. Any amount received by a SAR holder upon the exercise of the SAR will be treated as ordinary income to the holder for federal income tax purposes.

     Tax Deductibility under Section 162(m). Section 162(m) of the Internal Revenue Code disallows a public company's deductions for employee compensation exceeding $1,000,000 per year for the chief executive officer and the four other most highly compensated executive officers. Section 162(m) contains an exception for performance-based compensation that meets specific requirements. The 2000 Employee Plan is intended to permit all incentive stock options, and all nonqualified stock options for which the exercise price is not less than the fair market value of the Company's Common Stock as of the date of grant, to qualify as performance-based compensation.

     Withholding. The Company has the right to deduct from all grants paid in cash or other compensation any taxes required to be withheld with respect to grants under the 2000 Employee Plan. The Company may require that the participant pay to it the amount of any required withholding. The Compensation Committee or the Board may permit the participant to elect to have withheld from any shares issuable to him or her in connection with the 2000 Employee Plan a number of shares with a value equal to the required tax withholding amount.

Future Grants
-------------

     In May 2000 the Board of Directors granted to Petter M. Etholm, the Company's Vice President of International Affairs, subject to the adoption of the 2000 Employee Plan by the Company's stockholders, an option under the 2000 Employee Plan to purchase 200,000 shares of Common Stock at a purchase price of $6.00 per share. Mr. Etholm's option vests in three equal cumulative installments on the first, second and third anniversaries of the date the Company commences operations outside of the United States and Canada and expires ten years after such date. The Board of Directors has made no other determination as to the number of stock options, stock bonus awards or SARs to be granted, or the number or identity of optionees or recipients of awards under the 2000

Employee Plan. The closing price of the Company's Common Stock as reported on the OTC Bulletin Board(R) trademark on May ____, 2000 was $_____ per share.

Vote Required
-------------

     The adoption of the 2000 Employee Plan will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting. An abstention will have the effect of a negative vote. A broker non-vote will not be counted for purposes of determining whether the proposal has been adopted.


                         PROPOSAL TO ADOPT THE COMPANY'S
        2000 EQUITY INCENTIVE PLAN FOR OUTSIDE DIRECTORS AND CONSULTANTS

     On May 12, 2000, the Board of Directors approved the Company's 2000 Director Plan, subject to the adoption thereof by the Company's stockholders at the Annual Meeting. The Board of Directors reserved 500,000 shares of Common Stock for issuance under the 2000 Director Plan. The purpose of the 2000 Director Plan is to provide directors who are not employees of the Company or its subsidiaries, and certain consultants to the Company, with the opportunity to receive grants of nonqualified stock options. The Board of Directors believes that it is in the Company's best interest to adopt the 2000 Director Plan. The 2000 Director Plan is intended to encourage non-employee directors and consultants to contribute materially to the growth of the Company, thereby benefiting its stockholders, and better aligning the interests of the Company's non-employee directors and consultants with the Company's stockholders.

Summary of the 2000 Director Plan
---------------------------------

     At the Annual Meeting, a proposal to adopt the 2000 Director Plan will be presented to the Company's stockholders. The 2000 Director Plan will be effective immediately if adopted. The 2000 Director Plan will be administered by the Compensation Committee or, in the absence of such a committee, by the Board of Directors. The Compensation Committee or the Board will have the sole authority to determine the individuals that receive grants, the type, size and terms of grants, the timing of grants and the period when grants will be exercisable or when restrictions will lapse, amend the terms of previously issued grants, and make all other determinations with respect to the administration of the 2000 Director Plan.

     The number of shares reserved for issuance under the 2000 Director Plan is 500,000 shares of Common Stock. All shares subject to grants that expire or are cancelled, surrendered or terminated for any reason other than exercise will be available for new grants under the 2000 Director Plan. The Compensation Committee or the Board may adjust the number of shares covered by outstanding grants and the price per share of outstanding grants if there is any change in the number or class of shares because of a stock dividend, stock split, merger, reclassification or other similar change in the Company's stock. Directors of the Company who are not employees of the Company or any of its affiliates and, at the discretion of the Compensation Committee or the Board, certain consultants to the Company, will be eligible to participate in the 2000 Director Plan.

     The Board of Directors may amend or terminate the 2000 Director Plan at any time. However, the Board of Directors may not make any amendment without stockholder approval if such approval is required under any applicable laws or stock exchange or Nasdaq requirements, nor may any amendment affect the rights of holders of options theretofore outstanding. The 2000 Director Plan will terminate when all stock options granted under the 2000 Director Plan have either been exercised or terminated; provided that no stock option may be granted more than ten years after the effective date of the Plan. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger or the Company with or into another corporation, the Compensation Committee or the Board may take any actions that it deems desirable, including:
(i) requiring that all outstanding options be assumed by or replaced with comparable options of the surviving company, (ii) providing that all outstanding options are fully exercisable or (iii) terminating all outstanding options that are not exercised within a certain period. Upon the liquidation or dissolution of the Company, all outstanding options will terminate, unless otherwise provided by the Compensation Committee or the Board.

     The 2000 Director Plan permits only grants of nonqualified stock options. The exercise price underlying each option shall not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. Plan participants may pay the exercise price of an option in cash or by delivering to the Company shares of Common Stock owned by the optionee. An optionee may also pay the exercise price of an option through "net" exercise, pursuant to which the number of shares received by the optionee will be reduced by a number of shares that, when valued at fair market value, will be sufficient to pay the exercise price. With the approval of the Compensation Committee or the Board, an optionee may pay the purchase price of an option through an agreement with the Company's transfer agent or a brokerage firm whereby the optionee will exercise the option and sell the shares acquired thereby through the Company's transfer agent or the brokerage firm, and the Company's transfer agent or the brokerage firm executing the sale will remit to the Company the exercise price of the shares as to which the option has been exercised.

     Options will become exercisable according to the terms and conditions determined by the Compensation Committee or the Board and specified in the grant instrument. The Compensation Committee or the Board may accelerate the exercisability of any or all outstanding options at any time for any reason. The Compensation Committee or the Board will determine the term of each option, up to a maximum ten-year term. Options may be exercised while the grantee is a director or consultant of the Company or within a specified period of time after termination of the director's or consultant's service in such capacity. Options granted under the 2000 Director Plan may not be transferred except upon the grantee's death or as otherwise approved by the Compensation Committee or the Board.

     Federal Income Tax Consequences
     -------------------------------

     The current federal income tax consequences of option grants under the 2000 Director Plan are generally described below. This description of tax consequences is not a complete description and is based on the Internal Revenue Code as presently in effect, which is subject to change, and does not purport to be a complete description of the federal income tax aspects of options granted under the 2000 Director Plan.

     All options granted under the 2000 Director Plan will be nonqualified stock options. An optionee will not be subject to federal income tax upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the then fair market value of the shares acquired over the exercise price. The Company will generally be able to take a deduction with respect to this amount as a compensation expense for federal income tax purposes. The optionee's tax basis in the shares acquired will equal the exercise price plus the amount taxable as compensation to the optionee. Upon a sale of the shares acquired upon exercise, any gain or loss is generally long-term or short-term capital gain or loss, depending on how long the shares are held. The required holding period for long-term capital gain is presently one year. The optionee's holding period for shares acquired upon exercise will begin on the date of exercise.

     The Company has the right to deduct from all grants paid in cash or other compensation any taxes required to be withheld with respect to grants under the 2000 Director Plan. The Company may require that the participant pay to it the amount of any required withholding. The Compensation Committee or the Board may permit the participant to elect to have withheld from any shares issuable to him or her in connection with the 2000 Director Plan a number of shares with a value equal to the required tax withholding amount.

     Future Grants
     -------------

     Following the Annual Meeting, the Company intends to issue to each non-employee director annually under the 2000 Director Plan an option to purchase an as yet undetermined number of shares of Common Stock at the market price prevailing at the date of grant. The Board of Directors has made no other determination as to the number of stock options or restricted stock awards to be granted, or the number or identity of optionees or recipients of restricted stock awards. The closing price of the Company's Common Stock as reported on the OTC Bulletin Board(R) trademark on May ____, 2000 was $______ per share.

     Vote Required
     -------------

     The approval of the 2000 Director Plan will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting. An abstention will have the effect of a negative vote. A broker non-vote will not be counted for purposes of determining whether the proposal has been approved.


     PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION

     On May 12, 2000, the Board of Directors unanimously approved the Amendment to Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 55 million shares to 100 million shares. As of May 26, 2000, the Company was authorized to issue 55,000,000 shares of Common Stock, of which 27,794,737 shares were issued and outstanding, and 1,760,740 shares were reserved for issuance under the Company's 1999 Equity Incentive Plan and upon the exercise of outstanding warrants. The Board of Directors believes an increase in the number of authorized shares of Common Stock is desirable in order to accommodate possible future stock splits, acquisitions, financings and for other corporate purposes without incurring the expense or delay of a special stockholders' meeting. Other than with respect to the reservation of shares of Common Stock in connection with the 2000 Employee Plan and the 2000 Director Plan, for which an aggregate of 4.5 million shares will be reserved, the Company has no existing or proposed plans, agreements or understandings to issue, or reserve for future issuance, any of the additional shares of Common Stock that would be authorized by the Amendment.

     The additional authorized shares of Common Stock would have the same rights as the presently authorized shares of Common Stock. The Company will not obtain stockholder approval before it issues the additional authorized shares of Common Stock except where required by law or exchange rules such as when the number of shares to be issued equals or exceeds 20% of the voting power outstanding. The issuance of additional shares of Common Stock, other than in connection with a stock split, could have a dilutive effect on the current stockholders of the Company because the Company's stockholders do not have preemptive rights. The issuance of shares in certain other instances may have the effect of forestalling a merger, tender offer, proxy contest, assumption of control by a holder of a large block of the Company's Common Stock or the removal of its incumbent management. The Board of Directors does not intend or view the increase in authorized Common Stock as an anti- takeover measure, nor is the Company aware of any proposed or contemplated transaction of this type.

     Approval of the Amendment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Accordingly, abstentions and broker non-votes will have the effect of negative votes.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report for its fiscal year ended December 31, 1999 is being mailed to the Company's stockholders with this Proxy Statement.


                              STOCKHOLDER PROPOSALS

     Any stockholder who, in accordance with and subject to the provisions of the proxy rules of the Commission, wishes to submit a proposal for inclusion in the Company's proxy statement for the 2001 Annual Meeting of Stockholders must deliver such proposal in writing to the Secretary of the Company at the Company's mailing address in Horsham, Pennsylvania, not later than January 30, 2001.

     Pursuant to Rule 14a-4(c) of the Exchange Act, if a stockholder who intends to present a proposal at the 2001 Annual Meeting of Stockholders does not notify the Company of such proposal on or before April 15, 2001, then management proxies will be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the Annual Meeting, even though there is no discussion of the proposal in the 2001 proxy statement.

                            OTHER PROPOSALS

     The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                              By Order of the Board of Directors,



                              Brian D. Haveson,
                              President and Chief Executive Officer
May 30, 2000

                              NUTRISYSTEM.COM INC.


                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby constitutes and appoints Brian D. Haveson and James D. Brown, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of nutrisystem.com inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company located at 202 Welsh Road, Horsham, Pennsylvania 19044, on Monday, June 12, 2000 at 11:00 a.m. local time, and at any adjournment, postponement or continuation thereof, as follows:


1.   ELECTION OF DIRECTORS.

       [_] FOR all nominees listed below     [_]  WITHHOLD AUTHORITY
                                                  to vote for the nominees
                                                  listed below

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE FOLLOWING LIST:

     Brian D. Haveson, Michael E. Heisley, Frederick C. Tecce, Donald R. Caldwell, Dean J. Bozzano.


2. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

       FOR [_]                  AGAINST [_]                 ABSTAIN [_]

3.   PROPOSAL TO ADOPT THE COMPANY'S 2000 EQUITY INCENTIVE PLAN.

       FOR [_]                  AGAINST [_]                 ABSTAIN [_]

4. PROPOSAL TO ADOPT THE COMPANY'S 2000 EQUITY INCENTIVE PLAN FOR OUTSIDE DIRECTORS AND CONSULTANTS.

       FOR [_]                  AGAINST [_]                 ABSTAIN [_]


5. APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK.

       FOR [_]                  AGAINST [_]                 ABSTAIN [_]

6. In their discretion, the proxy holders, on behalf of and at the discretion of the Board of the Directors of the Company, are authorized to vote with respect to matters incident to the conduct of the Annual Meeting and upon such other business as may properly come before the Annual Meeting, pursuant to SEC Rules, and any adjournment, postponement or continuation thereof.

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF A CHOICE IS NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH DIRECTOR NOMINEE, "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY, "FOR" THE ADOPTION OF THE COMPANY'S 2000 EQUITY INCENTIVE PLAN, "FOR" THE ADOPTION OF THE COMPANY'S 2000 EQUITY INCENTIVE PLAN FOR OUTSIDE DIRECTORS AND CONSULTANTS AND "FOR" THE APPROVAL OF THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION.

This proxy should be dated, signed by the stockholder(s) and returned promptly to the Company in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.


____________________________________________
SIGNATURE

____________________________________________
SIGNATURE

____________________________________________


Date: _______________________, 2000

THE FOLLOWING MATERIALS ARE BEING PROVIDED TO THE COMMISSION AND ARE NOT INCLUDED WITH THE PROXY MATERIALS TO BE DISTRIBUTED TO STOCKHOLDERS.

                                      ANNEX A

                              NUTRISYSTEM.COM INC.

                           2000 EQUITY INCENTIVE PLAN
                           --------------------------

     1. Purpose. The purpose of the nutrisystem.com inc. 2000 Equity Incentive
        -------
Plan (the "Plan") is to further the growth, development and financial success of nutrisystem.com inc. (the "Company") by providing additional incentives to those officers and key employees who are responsible for the management of the Company's business, which incentives will enable them to participate directly in the growth of the value of the capital stock of the Company. To accomplish these purposes, the Plan provides a means whereby key employees and officers may receive (i) stock options ("Options") to purchase the Company's Common Stock, $.001 par value (the "Common Stock"), (ii) stock bonuses and (iii) stock appreciation rights ("SARs").

     2. Administration.
        --------------

        (a) Composition of the Committee. The Plan shall be administered by a
            ----------------------------
committee (the "Committee") which shall be appointed by and serve at the pleasure of the Company's Board of Directors (the "Board") or by the Board in the absence of the appointment of the Committee. The Committee shall be comprised of two or more members of the Board, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the foregoing, from time to time the Board may increase or decrease the size of the Committee, appoint additional members thereof, remove members with or without cause, appoint new members in substitution therefor, fill vacancies or remove all members of the Committee and thereafter directly administer the Plan.

        (b) Authority of the Committee. The Committee shall have full and final
            --------------------------
authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the officers and other key employees to whom awards shall be made and the type, amount, size and terms of each such award; to determine the time when awards shall be granted and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures that: (i) deal with satisfaction of an award recipient's tax withholding obligations pursuant to Section 13 hereof, (ii) include arrangements to facilitate an optionee's ability to borrow funds for the payment of the exercise price of an Option, if applicable, from securities brokers and dealers and (iii) include arrangements that provide for the payment of some or all of an Option's exercise price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock being acquired upon exercise of an Option. All decisions, determinations and interpretations of the Committee shall be final and binding on all holders of Options and SARs granted under the Plan.

        (c) Authority of the Board. Notwithstanding anything to the contrary set
            ----------------------
forth in the Plan, all authority granted hereunder to the Committee may be exercised at any time and from time to time by the Board. Unless the context clearly indicates otherwise, all references herein to the "Committee" shall be deemed to refer to the Board in the absence of the appointment of the Committee. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of Options and SARs granted under the Plan.

     3. Stock Subject to the Plan. Subject to Section 16 hereof, the shares that
        -------------------------
may be issued under the Plan shall not exceed in the aggregate 4,000,000 shares of Common Stock. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company.

     4. Determination of Fair Market Value. For purposes of the Plan, the fair
        ----------------------------------
market value of the Company's Common Stock on any date shall mean the closing price of the Common Stock, as reported in The Wall Street Journal, or if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or if the Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Committee pursuant to Section 422 of the Code.

     5. Eligibility To Receive Awards. Persons eligible to receive awards
        -----------------------------
underthe Plan shall be limited to those officers and other key employees of the Company and any subsidiary (as defined in Section 424 of the Code or any amendment or substitute thereto) who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company or a subsidiary of the Company; provided, however, that directors of the Company who are not also officers or employees of the Company shall not be eligible to participate in the Plan.

     6. Date of Grant. The date on which an award shall be deemed to have been
        -------------
granted under the Plan shall be the date of the Committee's authorization of the award or such later date as may be determined by the Committee at the time the award is authorized. Notice of the determination shall be given to each individual to whom an award is so granted within a reasonable time after the date of such grant.

     7. Stock Options.
        -------------

        (a) Types of Options. Grants of awards under the Plan may be made at any
            ----------------
time and from time to time by the Committee in the form of Options. Options granted hereunder may be Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment or substitute thereto ("Incentive Stock Options") or Options that are not intended to so qualify ("Nonqualified Stock Options").

        (b) Option Agreements. Each Option for the purchase of Common Stock
            -----------------
shall be evidenced by a written option agreement in such form not inconsistent with the Plan as the Committee shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

        (c) Type of Option. Each option agreement shall identify the Options
            --------------
represented thereby either as Incentive Stock Options or Nonqualified Stock Options, as the case may be.

        (d) Option Price. Each option agreement shall set forth the purchase
            ------------
price of the Common Stock purchasable upon the exercise of the Option evidenced thereby. Subject to the limitation set forth in Section 7(f)(ii) hereof, the purchase price of the Common Stock subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock. The purchase price of the Common Stock subject to a Nonqualified Stock Option shall be not less than 85% of the fair market value of such stock on the date the Option is granted, as determined by the Committee.

        (e) Exercise Term. Each option agreement shall state the period or
            -------------
periods of time within which the Option may be exercised, in whole or in part, as determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate. Except as otherwise provided herein, any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

        (f) Incentive Stock Options. In the case of an Incentive Stock Option,
            -----------------------
each option agreement shall contain such other terms, conditions and provisions as the Committee determines necessary or desirable in order to qualify the Option granted thereunder as a tax-favored Option (within the meaning of Section 422 of the Code or any amendment or substitute thereto or regulation thereunder) including without limitation, each of the following, except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as a tax-favored

Option within the meaning of Section 422 of the Code or any amendment or substitute therefor:

         (i) The aggregate fair market value, determined as of the date the Option is granted, of the Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year under all plans of the Company shall not exceed $100,000.

         (ii) No Incentive Stock Options shall be granted to any employee if at the time the Option is granted such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless at the time such Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

         (iii) No Incentive Stock Options shall be exercisable more than three months, or one year in the case of an employee who dies or becomes disabled within the meaning of Section 72(m)(7) of the Code or any substitute therefor, after termination of employment with the Company.

     (g) Substitution of Options. Options may be granted under the Plan from
         -----------------------
time to time in substitution for stock options held by employees of other corporations who are about to become, and who do concurrently with the grant of such options become, employees of the Company or a subsidiary of the Company as a result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or the acquisition by the Company or a subsidiary of the Company of the assets of the employing corporation or the acquisition by the Company or a subsidiary of the Company of stock of the employing corporation. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Section 7 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     (h) Exercise and Payment for Shares. Options may be exercised in whole or
         -------------------------------
in part, from time to time, by giving written notice of exercise to the President of the Company, specifying the number of shares to be purchased and the method of payment. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock at fair market value or a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose. Alternatively, an Option holder may exercise his Option pursuant to a cashless or "net" exercise. If this method of exercise is elected, the Option holder will receive a number of shares of Common Stock calculated using the following formula:

                    X = Y(A-B)
                        ------
                          A

          Where: X = the number of shares to be issued to the Option holder Y = the total number of shares purchasable under the Option A = the current fair market value of one share of Common
                        Stock
                    B = the Option exercise price

No fractional shares shall be issued upon the "net" exercise of an Option. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Committee so determines, the number of shares may be rounded downward to the next whole share. The Committee may also, in its discretion and subject to prior notification to the Company by an optionee, permit an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

     (i) General Restrictions. Each Option granted under the Plan shall be
         --------------------
subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body,
(iii) the satisfaction of any tax payment or withholding obligation or (iv) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     8. Stock Bonuses. The Committee may award shares of Common Stock under the
        -------------
Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions and restrictions determined by the Committee. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Committee. The Committee may require the recipient to sign an agreement as a condition of the award. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Committee. The certificates representing the shares awarded shall bear any legends required by the Committee. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     9. Stock Appreciation Rights.
        -------------------------

        (a) Grant. The Committee may grant SARs under the Plan subject to such
            -----
rules, terms and conditions as the Committee may prescribe.

        (b) Exercise.
            --------
            (i) Each SAR granted under the Plan shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a SAR granted in connection with an Option, the excess of the fair market value of one share of Common Stock of the Company over the Option price per share under the Option to which the SAR relates) multiplied by the number of shares covered by the SAR or the Option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a SAR may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Committee.

            (ii) A SAR shall be exercisable only at the time or times established by the Committee. If a SAR is granted in connection with an Option, the following rules shall apply: (A) the SAR shall be exercisable only to the extent and on the same conditions that the related Option could be exercised;
(B) upon exercise of the SAR, the Option or portion thereof to which the SAR relates shall terminate and (C) upon exercise of the Option, the related SAR or portion thereof shall terminate.

            (iii) The Committee may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs. Such rules and regulations may govern the right to exercise SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

            (iv) No fractional shares shall be issued upon exercise of a SAR. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Committee so determines, the number of shares may be rounded downward to the next whole share.

            (v) Upon the exercise of a SAR for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares surrendered or withheld to satisfy withholding obligations.

Cash payments of SARs shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

     10. Rights upon Termination of Service. In the event that the holder of an
         ----------------------------------
Option or a SAR ceases to be an employee of the Company or any subsidiary of the Company for any reason other than death, retirement (as hereinafter defined) or disability (within the meaning of Section 72(m)(7) of the Code or any substitute therefor), such holder shall have the right to exercise the Option or SAR during its term within a period of three months after such termination to the extent that the Option or SAR was exercisable at the time of termination or within such other period and subject to such terms and conditions as may be specified by the Committee. In the event that the holder of an Option or SAR dies, retires or becomes disabled prior to the expiration of his Option or SAR and without having fully exercised his Option or SAR, the holder or his successor shall have the right to exercise the Option or SAR during its term within a period of one year after termination of employment due to death, retirement or disability to the extent that the Option or SAR was exercisable at the time of termination or within such other period and subject to such terms and conditions, as may be specified by the Committee. As used in this Section 10, "retirement" means a termination of employment by reason of an Option or SAR holder's retirement at or after his earliest permissible retirement date pursuant to and in accordance with the Company's regular retirement plan or personnel practices. Notwithstanding the provisions of Section 7(f)(iii) hereof, if the term of an Incentive Stock Option continues for more than three months after termination of employment due to retirement or more than one year after termination of employment due to death or disability, such Option shall thereupon lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option.

     11. Rights of a Stockholder. The recipient of any Option or SAR under the
         -----------------------
Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder unless and until a certificate for shares of Common Stock is issued and delivered to him.

     12. Right to Terminate Employment. Nothing contained in the Plan or in any
         -----------------------------
agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the employment of the Company or any subsidiary of the Company or affect any right that the Company or any subsidiary of the Company may have to terminate the employment of such optionee.

     13. Withholding. The Company shall have the right to require the recipient
         -----------
of any Option, stock bonus or SAR to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements as a result of the receipt or exercise, as the case may be, of any such Option, stock bonus or SAR. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. If and to the extent authorized by the Committee, in its sole discretion, a recipient of shares of Common Stock under the Plan may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are so acquired withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the recipient to the Company at the time of the receipt of the shares to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of the receipt of the shares. Any such election shall be irrevocable and shall be subject to termination by the Committee at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

     14. Non-Assignability. No Option or SAR granted under the Plan shall be
         -----------------
assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. During the life of the recipient, such Option or SAR shall be exercisable only by such person or by such person's guardian or legal representative.

     15. Non-Uniform Determinations. The Committee's determinations under the
         --------------------------
Plan, including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such grants, the terms and provisions of awards and the agreements evidencing same, need not be uniform and may be made selectively among persons who receive, or are eligible to receive, awards under the Plan whether or not such persons are similarly situated.

     16. Adjustments.
         -----------

         (a) Changes in Capitalization. Subject to any required action by the
             -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and SAR and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or SAR, as well as the price per share of Common Stock covered by each such outstanding Option and SAR, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or a SAR.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or
         --------------------------
liquidation of the Company, all outstanding Options and SARs will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option or SAR shall terminate as of a date fixed by the Committee and give each Option or SAR holder the right to exercise his Option or SAR in whole or in part, including any portion thereof that would not otherwise be exercisable.

     (c) Sale or Merger. In the event of a proposed sale of all or substantially
         --------------
all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option or SAR to be assumed or an equivalent option or SAR to be substituted by such successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that an Option or SAR holder shall have the right to exercise his Option or SAR in whole or in part, including any portion thereof that would not otherwise be exercisable or (iii) declaring that an Option or SAR shall terminate at a date fixed by the Committee provided that the Option or SAR holder is given notice and opportunity prior to such date to exercise that portion of his Option or SAR that is currently exercisable.

     17. Amendment. The Committee may terminate or amend the Plan at any time,
         ---------
subject to any required stockholder approval or any stockholder approval that the Committee may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Committee may not, without the consent of the holder of an Option or SAR, alter or impair any Option or SAR previously granted under the Plan, except as specifically authorized herein.

     18. Conditions upon Issuance of Shares.
         ----------------------------------

         (a) Compliance with Securities Laws. Shares of Common Stock shall not
             -------------------------------
be issued pursuant to the Plan unless such issuance shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations. As a condition to the exercise of an
             --------------------------
Option or SAR or the issuance of Common Stock pursuant to the Plan, the Company may require the person exercising such Option or SAR or receiving shares of Common Stock to represent and warrant at the time of any such exercise that the shares of

Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

     19. Reservation of Shares. The Company, during the term of the Plan, will
         ---------------------
at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

     20. Effect on Other Plans. Participation in the Plan shall not affect an
         ---------------------
employee's eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary of the Company. Any awards granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary of the Company unless specifically provided.

     21. Duration of the Plan. The Plan shall remain in effect until all Options
         --------------------
and SARs granted under the Plan have either been exercised or terminated, but no Option or SAR shall be granted more than ten years after the earlier of the date the Plan is adopted by the Board or is approved by the Company's stockholders.

     22. Forfeiture for Dishonesty. Notwithstanding anything to the contrary in
         -------------------------
the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any award recipient, that the award recipient has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his employment or retention by the Company or any subsidiary of the Company that damaged the Company or any subsidiary of the Company or that the award recipient has disclosed trade secrets of the Company or any subsidiary of the Company, the award recipient shall forfeit all unexercised Options and SARs and all exercised Options and SARs with respect to which the Company has not yet delivered share certificates or payment, as the case may be. The decision of the Committee in interpreting and applying the provisions of this Section 22 shall be final. No decision of the Committee shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary of the Company in any manner.

     23. No Prohibition on Corporate Action. No provision of the Plan shall be
         ----------------------------------
construed to prevent the Company or any officer or director thereof from taking any corporate action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any award granted hereunder, and no award recipient or award recipient's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

     24. Indemnification. With respect to the administration of the Plan, the
         ---------------
Company shall indemnify each present and future member of the Committee and the Board against, and each member of the Committee and the Board shall be entitled without further action on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee or the Board, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board
(i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee or the Board or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend such action at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such member of the Committee and the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

     25. Miscellaneous Provisions.
         ------------------------

         (a) Compliance with Plan Provisions. No award recipient or other person
             -------------------------------
shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or any Option or SAR until a written agreement shall have been executed by the Company and the award recipient and all the terms, conditions and provisions of the Plan and the award applicable to such award recipient and each person claiming under or through him have been met.

         (b) Approval of Counsel. In the discretion of the Committee, no shares
             -------------------
of Common Stock, other securities or property of the Company or other forms of payment shall be issued with respect to any award under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

         (c) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the
             --------------------------
Exchange Act applies to awards granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

         (d) Unfunded Plan. The Plan shall be unfunded. The Company shall not be
             -------------
required to establish any special or separate fund or to make any other segregation of assets under the Plan.

         (e) Effects of Acceptance of Award. By accepting any Option, stock
             ------------------------------
bonus, SAR or other benefit under the Plan, each award recipient and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

         (f) Construction. The masculine pronoun shall include the feminine and
             ------------
neuter, and the singular shall include the plural, where the context so indicates.

     26. Stockholder Approval. The Company shall submit the Plan to the
         --------------------
stockholders entitled to vote hereon for approval within twelve months after the date of adoption by the Board in order to meet the requirements of Section 422 of the Code and the regulations thereunder. The exercise of any Option or SAR granted under the Plan shall be subject to the approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, or represented, and entitled to vote at a duly convened meeting of stockholders.


Date of adoption by the Board of Directors:  May 12, 2000

Date of approval by the stockholders:   June 12, 2000

                                    ANNEX B

                             NUTRISYSTEM.COM INC.

                          2000 EQUITY INCENTIVE PLAN
                     FOR OUTSIDE DIRECTORS AND CONSULTANTS


     nutrisystem.com inc., a corporation organized under the laws of the State of Delaware, hereby sets forth its 2000 Equity Incentive Plan for Outside Directors and Consultants, which provides for the grant of nonqualified stock options to Outside Directors (as hereinafter defined) and consultants of the Company. This Plan shall become effective upon its approval by stockholders of the Company in accordance with Section 5(m) hereof.

     1. Definitions. Whenever the following terms are used in this Plan, they
        -----------
shall have the meanings specified below unless the context clearly indicates to the contrary:

        "Affiliate" shall mean any corporation or other entity in which the Company owns, directly or indirectly, twenty-five percent or more of the voting stock or other voting equity securities.

        "Board" shall mean the Board of Directors of the Company.

        "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any regulation promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

        "Committee" shall mean shall mean the committee of the Board that has been appointed to administer this Plan pursuant to Section 2 of this Plan or, in the absence thereof, the Board shall serve as the Committee.

        "Common Stock" shall mean the Common Stock, par value $.001 per share, of the Company.

        "Company" shall mean nutrisystem.com inc., a Delaware corporation.

        "Consultant" shall mean a consultant to the Company or a subsidiary (as defined in Section 424 of the Code) of the Company who is in a position in which his decisions, actions and counsel significantly impact upon the profitability and success of the Company or any subsidiary of the Company.

        "Director" shall mean a member of the Board or any member of the Board of Directors of any subsidiary of the Company.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" of the Common Stock on any date shall mean the closing price of the Common Stock for such date, as reported in The Wall Street Journal, or if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System, or if the Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Board. If no closing price is reported for the date in question, the next preceding date for which such sale prices were quoted shall be used.

        "Option" shall mean a nonqualified stock option to purchase Common Stock granted under the provisions of Section 4 hereof.

        "Optionee" shall mean a person to whom an Option is granted.

        "Outside Director" shall mean a Director who is not an employee of the Company or any Affiliate of the Company.

        "Plan" shall mean this 2000 Equity Incentive Plan for Outside Directors and Consultants.

        "Termination of Service" shall mean such time as (i) a Director shall cease to serve as such or (ii) a Consultant shall cease to have a consulting relationship with the Company or any subsidiary of the Company.

     2. Administration.
        --------------

        (a) Composition of the Committee. This Plan shall be administered by the
            ----------------------------
Committee, which shall consist of at least one Director who shall be appointed by and serve at the pleasure of the Board, or by the Board in the absence of the appointment of the Committee. No person who serves as a member of the Committee shall have been, or shall be, granted an award under this Plan, or an option or other award under any other plan of the Company or any of its Affiliates, except for participation in any plan in which participation would be permitted in accordance with the applicable rules of the Securities and Exchange Commission relating to disinterested administration under the Exchange Act. Subject to the foregoing, from time to time the Board may increase or decrease the size of the Committee, appoint additional members thereof, remove members with or without cause, appoint new members in substitution therefor, fill vacancies or remove all members of the Committee and thereafter administer this Plan directly.

        (b) Duty and Powers of the Committee. The Committee shall conduct the
            --------------------------------
general administration of this Plan in accordance with its provisions.

The Committee shall have the power to interpret this Plan and the Options and to adopt rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee shall have the discretion to determine who will be granted Options and to determine the number of Options to be granted to any Outside Director or Consultant, the timing of such grant and the terms of exercise.

        (c) Committee Actions. The Committee may act either by vote of a
            -----------------
majority of its members at a meeting or by a memorandum or other written instrument signed by all members of the Committee before or after the action is taken.

        (d) Compensation; Professional Assistance; Good Faith Actions. Members
            ---------------------------------------------------------
of the Committee shall not receive any compensation for their services in administering this Plan, but all expenses and liabilities they incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants or other persons. The Committee, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan.

     3. Shares Subject to this Plan.
        ---------------------------

        (a) Limitations. The shares of stock issuable pursuant to Options shall
            -----------
be shares of Common Stock. The total number of such shares that may be issued pursuant to Options granted under this Plan shall not exceed 500,000 shares of Common Stock in the aggregate.

        (b) Effect of Unexercised or Cancelled Options. If an Option expires or
            ------------------------------------------
is cancelled for any reason without having been fully exercised or vested, the number of shares subject to such Option that were not purchased or did not vest prior to such expiration or cancellation may again be made subject to an Option granted hereunder.

        (c) Changes in Capitalization. Subject to any required action by the
            -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company into Common Stock in accordance with the terms thereof shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive on the Company and the Optionees. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (d) Dissolution or Liquidation. In the event of the proposed dissolution
            --------------------------
or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Option holder the right to exercise his Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

        (e) Sale or Merger. In the event of a proposed sale of all or
            --------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that each Option holder shall have the right to exercise his Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable or (iii) declaring that an Option shall terminate at a date fixed by the Committee, provided that the Option holder is given notice and opportunity to exercise the then exercisable portion of his Option prior to such date.

     4. Stock Options.
        -------------

        (a) Granting of Options.
            -------------------

            (i)   Eligibility. Each Outside Director and Consultant shall be
                  -----------
eligible to be granted Options.

            (ii)  Granting of Options. Options may be granted by the Committee
                  -------------------
at any time and from time to time while this Plan shall be in effect. The Committee shall have the authority to determine the Outside Directors and Consultants to whom Options are granted, the number of Options to be granted to each and the timing and vesting of each grant. The Committee's determinations with respect to Options granted under this Plan need not be uniform and may be made selectively among Outside Directors and Consultants as the Committee, in its discretion, shall determine.

            (iii) Type of Options. All Options granted under this Plan shall be
                  ---------------
options not intended to qualify as incentive stock options under Section 422 of the Code.

        (b) Terms of Options.
            ----------------

            (i)   Option Agreement. Each Option shall be evidenced by a written
                  ----------------
stock option agreement that shall (A) be executed by the Optionee and on behalf of the Company and (B) contain such terms and conditions as the Committee determines are required or appropriate under this Plan.

            (ii)  Option Price. The exercise price of the shares subject to each
                  ------------
Option shall be not less than 100% of the Fair Market Value for such shares on the date the Option is granted.

            (iii) Date of Grant. The date on which an Option shall be deemed to
                  -------------
have been granted under this Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized.

            (iv)  Exercise Term. Each stock option agreement shall state the
                  -------------
period or periods of time within which the Option may be exercised, in whole or in part, as determined by the Committee, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

            (v)   Rights upon Termination of Service. Upon an Optionee's
                  ----------------------------------
Termination of Service, for any reason other than death, the Optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee. In the event that an Optionee dies prior to the expiration of his Option and without having fully exercised his Option, the

Optionee's representative or successor shall have the right to exercise the Option during its term within a period of one year after Termination of Service due to death to the extent that the Option was exercisable at the time of Termination of Service, or within such other period, and subject to such terms and conditions, as may be specified by the Committee.

        (c) Exercise of Options.
            -------------------

            (i)   Person Eligible to Exercise. During the lifetime of the
                  ---------------------------
Optionee, only the Optionee may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. The Company may require appropriate proof from any such person of such person's right to exercise the Option or any portion thereof.

            (ii)  Fractional Shares. The Company shall not be required to issue
                  -----------------
fractional shares upon the exercise of an Option and, at its election, may round the number of shares downward to the next lesser whole number of shares and pay in cash the value of the fractional shares based on the Fair Market Value of one share on the date of exercise.

            (iii) Manner of Exercise. Options may be exercised in whole or in
                  ------------------
part, from time to time, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock at Fair Market Value or a combination thereof, as the Committee may determine from time to time and subject to such terms and conditions as may be prescribed by the Committee for such purpose. Alternatively, an Optionee may exercise his Option pursuant to a cashless or "net" exercise. If this method of exercise is elected, the Optionee will receive a number of shares of Common Stock calculated using the following formula:

                  X = Y(A-B)
                      ------
                         A

     Where:       X = the number of shares to be issued to the Optionee
                  Y = the total number of shares purchasable under the Option
                  A = the current Fair Market Value of one share of Common Stock B = the Option exercise price

No fractional shares shall be issued upon the "net" exercise of an Option. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Committee so determines, the number of shares may be rounded downward to the next whole share. The Committee may also, in its discretion and subject to prior notification to the Company by an Optionee, permit an Optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the Optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

            (iv)  Rights of Stockholders. An Optionee shall not be, nor have any
                  ----------------------
of the rights of, a stockholder of the Company in respect to any shares that may be purchased upon the exercise of any Option or portion thereof unless and until certificates representing such shares have been issued by the Company to such Optionee following the exercise of the Option as to such number of shares.

            (v)   General Restrictions. Each Option granted under this Plan
                  --------------------
shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) the satisfaction of any tax payment or withholding obligation or (iv) an agreement by the Optionee with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be exercised in whole or in part unless such listing, registration, qualification, consent, approval, payment, withholding or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

         5. Miscellaneous Provisions.
            ------------------------

            (a) No Assignment or Transfer. No Option or interest or right
                -------------------------
therein or part thereof shall be liable for the debts, contracts, or engagements of the Optionee or his successors in interest nor shall it be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 5(a) shall prevent transfers by will or by the applicable laws of descent and distribution.

            (b) Amendment, Suspension or Termination of this Plan. This Plan may
                -------------------------------------------------
be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee, subject to any required stockholder approval or any stockholder approval that the Committee may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange or Nasdaq listing requirements. Neither the amendment, suspension nor termination of this Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any outstanding Option. No Option may be granted during any period of suspension nor after termination of this Plan.

            (c) Withholding. Whenever the Company proposes or is required to
                -----------
issue or transfer shares of Common Stock under this Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate for such shares. If and to the extent authorized by the Committee, in its sole discretion, an Optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the Optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Committee, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Committee as of the date of exercise.

            (d) Reservation of Shares. The Company, during the term of this
                ---------------------
Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of this Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

            (e) Duration of this Plan. This Plan shall remain in effect until
                ---------------------
all Options granted under this Plan have been satisfied by the issuance of shares, but no Option shall be granted more than ten years after the earlier of the date this Plan is adopted by the Company or is approved by the Company's stockholders.

            (f) No Prohibition on Corporate Action. No provision of this Plan
                ----------------------------------
shall be construed to prevent the Company or any officer or Director thereof from taking any action deemed by the Company or such officer or Director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on this Plan or any Options granted hereunder, and no Director or

Director's estate, personal representative or beneficiary shall have any claim against the Company or any officer or Director thereof as a result of the taking of such action.

            (g) Indemnification. With respect to the administration of this
                ---------------
Plan, the Company shall indemnify each present and future member of the Board and the Committee against, and each member of the Board and the Committee shall be entitled without further action on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of, any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Board and the Committee, whether or not he continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Board or the Committee
(i) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Board or the Committee; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Board or the Committee unless, within 60 days after institution of any such action, suit or proceeding, he shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board and the Committee and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

            (h) Compliance with Plan Provisions. No Optionee shall have any
                -------------------------------
right with respect to this Plan, the Common Stock reserved for issuance under this Plan or in any Option until a written stock option agreement shall have been executed on behalf of the Company and by the Optionee, and all the terms, conditions and provisions of this Plan and the Option applicable to such Optionee (and each person claiming under or through him) have been met.

            (i) Approval of Counsel. In the discretion of the Committee, no
                -------------------
shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

            (j) Effects of Acceptance. By accepting any Option or other benefit
                ---------------------
under this Plan, each Optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Committee, the Board or their delegates.

            (k) Construction. The masculine pronoun shall include the feminine
                ------------
and neuter, and the singular shall include the plural, where the context so indicates.

            (l) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under
                --------------------------
the Exchange Act applies to Options granted under this Plan, it is the intention of the Company that this Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if this Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of this Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

            (m) Stockholder Approval. The grant of any Option under this Plan
                --------------------
shall be subject to the approval of this Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, or represented, and entitled to vote at a duly convened meeting of stockholders.

            (n) Titles. Titles are provided herein for convenience only and are
                ------
not to serve as a basis for interpretation or construction of this Plan.




Date of adoption by the Board of Directors:   May 12, 2000

Date of approval by the stockholders:   June 12, 2000